UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2010

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

California	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 –	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 16, 2010, James P. Moniz gave notice that he intends to resign as the Chief Financial Officer and principal accounting officer of Nanometrics Incorporated (the “Company”) effective April 1, 2011. Mr. Moniz will continue to act as the Company’s Chief Financial Officer and principal accounting officer until such time.

Item 8.01 –	Other Events.

On November 18, 2010, the Company issued a press release that addresses Mr. Moniz’s resignation. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated November 18, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2010	NANOMETRICS INCORPORATED

/S/ TIMOTHY J. STULTZ
Timothy J. Stultz, Ph.D. President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by Nanometrics Incorporated dated November 18, 2010.